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                          FORM OF DEBENTURE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE ACT) EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

No. _______								                  US
$__________

ANTARES RESOURCES CORPORATION / UNITED KINA BREWING GROUP LIMITED

10% CONVERTIBLE DEBENTURE DUE DECEMBER 31, 1998

THIS DEBENTURE is one of a duly authorized issue of Debentures of Antares Resources Corporation / United Kina Brewing Group Limited, a corporation duly organized and existing under the laws of New York (the "Company") designated as its 10% Convertible Debenture Due December 31, 1998, in an aggregate principal amount not exceeding Two Million Dollars (U.S. $2,000,000).

FOR VALUE RECEIVED, the Company promises to pay to ______________________ the registered holder hereof and its successors and assigns (the AHolder@), the principal sum of ______________________ Dollars (US $_________) on December
31, 1998 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 10% per annum commencing from the date of issuance due and payable semi-annually in arrears on the first day of each December and June (the "Interest Payment Dates"). Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid at the option of the Company, either in cash or in shares of common stock at the then applicable conversion price (computed as described in paragraph 4 below) will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Offshore Securities Subscription Agreement dated as of December___, 1996 between the Company and ______________________________________ (the
"Subscription Agreement"). The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal of and all accrued and unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted or withheld, to the record Holder of this Debenture as of the tenth (10th) day prior to the Maturity Date and addressed to such record Holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of outstanding principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

This Debenture is subject to the following additional provisions:

1. The Debentures are issuable in denominations of Fifty Thousand Dollars (US$50,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same but not less than U.S. $50,000. No service charge will be made for such registration or transfer or exchange.

2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments. Holder agrees to provide Company a Form W-8, a Certification under penalty of perjury, or a certificate from a financial institution described in Section 871(h)(4)(B) of the Internal Revenue Code of 1986 demonstrating that the Holder is not a United States person.
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3.  This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the U.S. only in compliance with the Securities Act of 1933, as amended (the AAct@) and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any holder of this Debenture, electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), is also required to give the Company (i) written confirmation that it is not a U.S. Person and the Debenture is not being converted on behalf of a U.S. Person ("Notice of Conversion") or (ii) an opinion of U.S. counsel to the effect that the Debenture and shares of common stock issuable upon conversion thereof have been registered under the 1933 Act or are exempt from such registration. In the event a Notice of Conversion or opinion of counsel is not provided the Holder hereof will not be entitled to exercise the right to convert the Debentures pursuant to Section 4(a) herein.

4. The Holder of this Debenture is entitled, at its option, at any time commencing 60 days after issue hereof to convert any or all of the original principal amount of this Debenture into shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"), at a conversion price for each share or Common Stock equal to the lower of (a) 70% of the average closing bid price of the Common Stock for the five (5) business days immediately preceding the conversion date or (b) $3.50 per share of Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (the "Conversion Price"). For purposes of this Section, the closing bid price of the common stock shall be the closing bid price as reported by NASDAQ Small Cap Market, or the closing bid price in the over-the-counter market or, in the event the common stock is listed on a stock exchange, the closing bid price on such exchange as reported in the Wall Street Journal. Such conversion shall be effectuated by surrendering the Debentures to be converted to the Company, with the form of conversion notice attached to the Debenture as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture, and accompanied, if required by the Company, by proper assignment in blank. Interest accrued or accruing from the date of issuance to the date of conversion on the amount so converted shall be paid in cash or at Company's option, in shares of common stock of the Company, calculated at the same conversion price (as determined above), as would apply on the conversion date of the principal amount being converted but using the discount percentage applicable as of such date and shall constitute payment in full of any such interest on the same terms as would otherwise apply to the conversion of the principal amount hereof. No fractional shares no scrip representing fractions of Shares will be issued on conversion, but the number of Shares issuable shall be rounded up to the nearest whole share. The date on which notice of conversion is given ("Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the Conversion Notice, as defined below, duly executed, to the Company or, if earlier, the date set forth in such Conversion Notice if the Debenture is received by the Company within five(5) business days thereafter. Any unconverted principal amount and accrued interest thereon shall at maturity date be paid, at the option of the Holder, in either (a) cash or (b) shares of common stock valued at a price equal to the average closing bid price for the five trading days immediately preceding the maturity date.

5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin currency, herein prescribed.

6. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.
                               2

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7.  If one or more of the "Events of Default" as described in paragraph 8 shall occur, the Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by Holder in collecting any amount due under the Debenture.

8. If one or more of the following described "Events of Default" shall occur:

(a) The Company shall default in the payment of principal or interest on this Debenture; or

(b) Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

(c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after notice from the Holder of such failure; or

(d) The Company shall (1) become insolvent; (2) admit in writing its liability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or
(4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

(g) Any money judgment, writ or warrant of attachment, or similar process in excess of Three Hundred Thousand ($300,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

(i) The Company shall have its Common Stock delisted from an exchange or over-the-counter market.

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

Then, or at any time thereafter, and in each and every such case, as long as such Event of Default is continuing unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.


9. This Debenture represents a general unsecured obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

10. The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

11. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

12. This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

13. This Debenture shall be governed by and construed in accordance with the laws of California.

14. As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within five business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Holder or any party receiving a Debenture by transfer from the Holder (together, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond seven (7) business days from the date of receipt by the Company of a Notice of Conversion and the transfer agent of all necessary documentation duly executed and in proper form required for conversion, including the original Debenture to be converted, all in accordance with the Debenture, Subscription Agreement and the requirements of the transfer agent):

No. Business Days Late               Liquidated Damages
----------------------               ------------------
          1                                   $100
          2                                   $200
          3                                   $300
          4                                   $400
          5                                   $500
          6                                   $600
          7                                   $700
          8                                   $800
          9                                   $900
         10                                 $1,000
         10                                 $1,000 + $100 each
                                            Business Day Late beyond 10 days

The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt of the Company of such Holder's Notice of Conversion. Nothing herein shall limit the Holder=s right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance with the terms of the Debenture.

The Holder may, subject to compliance with the Offshore Securities Subscription Agreement and the provisions of Regulation S, without notice, transfer or assign this Debenture or any interest herein in integral multiples of $50,000 or the entire outstanding balance (other than to a U.S. Person or on behalf of a U.S. Person) and may mortgage, encumber or transfer any of its rights or interest in and to this Debenture or any part hereof and, without limitation, each assignee, transferee and mortgagee (which may include any affiliate of the Holder) shall have the right to transfer or assign its interest. Each such assignee, transferee and mortgagee shall have all of the rights of the Holder under this Debenture. The Company may condition registrations of transfers on the receipt of an IRS Form W-8 or an equivalent certification under penalty of perjury in compliance with Section 871(h)(4)(B) of the Internal Revenue Code of 1986.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


Dated:-------------------

                              ANTARES RESOURCES CORPORATION


                              By:---------------------------
                              Title:------------------------



                              UNITED KINA BREWING GROUP LIMITED


                              By:---------------------------
                              Title:------------------------





Buyer certifies under the penalty of perjury that Buyer is neither a citizen nor a resident of the United States and that Buyer's full name and address are set out below.

______________________________________

______________________________________

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

                               EXHIBIT I

                          NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)



The undersigned hereby irrevocably elects to convert $______________ of the above Debenture No. ___ into Shares of Common Stock of Antares Resources Corporation / United Kina Brewing Group Limited (the "Company") according to the conditions set forth in such Debenture, as of the date written below.

The undersigned represents and warrants that (i) it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debenture on behalf of any U.S. Person and the representations contained in the Subscription Agreement are true, (ii) all of the requirements of Regulation S promulgated under the Securities Act of 1933, as amended (the "Act") applicable to the undersigned have been complied with by the undersigned, and (iii) the undersigned has not engaged in any transaction or series of transactions that is a part of or a plan or scheme to evade the registration requirements of the Act.

Date of Conversion*-----------------------------------------------

Applicable Conversion Price---------------------------------------

[Specify discount if more than one discount percentage is available].

Signature---------------------------------------------------------
                             [Name]

Address:----------------------------------------------------------

        ----------------------------------------------------------






* This original Debenture and Notice of Conversion must be received by the Company by the fifth business date following the Date of Conversion.

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